OTHER (EXPENSE)/INCOME, NET	12 Months Ended
Dec. 31, 2025
Disclosure of Other Income and Expense [Abstract]
OTHER (EXPENSE)/INCOME, NET	OTHER (EXPENSE)/INCOME, NET
The following table summarizes the total other income/(expense), net:

(Dollars in millions)	2025	2024	2023
Foreign currency exchange (loss) gain, net	$(168.8)	$109.3	$(28.2)
Other income, net	4.0	2.5	3.4
Total other (expense)/income, net	$(164.8)	$111.8	$(24.8)

The foreign currency exchange gain (loss), net is comprised mainly of the unrealized foreign exchange gain (loss), net that was primarily related to changes in the intercompany loan balances and cash balances as a result of exchange rate changes between U.S. dollars and EURO.